EXHIBIT (g)(ii)
Consents

CONSENT
I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 14 February 2006 found on page 24 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2005, hereby filed as exhibit (c)(v) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 15, 2004 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-121263).

By:	/s/ Gerard Bradley
Gerard Bradley
Under Treasurer of the State of Queensland

Date: July 19, 2006

CONSENT
I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 14 February 2006 found on page 24 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2005, hereby filed as exhibit (c)(v) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 15, 2004 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-121263).

By:	/s/ Graeme Garrett
Graeme Garrett
General Manager — Corporate Services Queensland Treasury Corporation

Date: July 19, 2006

CONSENT
I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 14 February 2006 found on page 24 of the Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2005, hereby filed as exhibit (c)(v) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 15, 2004 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-121263).

By:	/s/ Stephen Rochester
Stephen Rochester
Chief Executive Queensland Treasury Corporation

Date: July 19, 2006

CONSENT
I hereby consent to the use of my Report found on page 25 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2005, hereby filed as exhibit (c)(v) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 15, 2004 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-121263).

By:	/s/ Glenn Gordon Poole
Mr. Glenn Gordon Poole
Auditor-General

Date: July 19, 2006

CONSENT
I hereby consent to the use of the Chairman’s Report on pages 6 and 7 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2005, hereby filed as exhibit (c)(v) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 15, 2004 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-121263).

By:	/s/ Leo Hielscher
Sir Leo Hielscher
Chairman Queensland Treasury Corporation

Date: July 19, 2006